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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22793

Invesco Securities Trust
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	07/31/13

Item 1. Schedule of Investments.

Invesco Balanced-Risk Aggressive Allocation Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2013

invesco.com/us	IBRAA-QTR-1	07/13	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2013

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Bills–85.69%(a)

U.S. Treasury Bills	0.12%	08/01/13	$32,010,000	$32,010,000
U.S. Treasury Bills (b)	0.03%	09/05/13	3,500,000	3,499,932
U.S. Treasury Bills (b)	0.08%	10/24/13	13,255,000	13,254,224
U.S. Treasury Bills	0.07%	11/07/13	11,755,000	11,753,878
U.S. Treasury Bills	0.06%	01/23/14	32,010,000	32,000,275
Total U.S. Treasury Bills (Cost $92,515,539)				92,518,309

			Shares

Money Market Funds–38.14%(c)

Liquid Assets Portfolio—Institutional Class			13,683,869	13,683,869
Premier Portfolio—Institutional Class			13,683,870	13,683,870
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland)—Institutional Class			13,807,256	13,807,256
Total Money Market Funds (Cost $41,174,995)				41,174,995
TOTAL INVESTMENTS–123.83% (Cost $133,690,534)				133,693,304
OTHER ASSETS LESS LIABILITIES–(23.83)%				(25,728,911)
NET ASSETS–100.00%				$107,964,393

Notes to Schedule of Investments:

(a)	Securities traded on a discount basis. The interest rates shown represent the discount rates at the time of purchase by the Fund.
(b)	All or a portion of the value was designated as collateral to cover swap agreements. See Note 1F.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

Open Futures Contracts and Swap Agreements at Period-End(a)
Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Long Contracts
Australian 10 Year Bonds	225	September-2013	$24,030,867	$(537,697)
Brent Crude	39	October-2013	4,169,490	224,036
Canadian 10 Year Bonds	137	September-2013	17,548,539	(678,202)
Dow Jones EURO STOXX 50 Index	335	September-2013	12,283,974	487,665
E-Mini S&P 500 Index	137	September-2013	11,511,425	352,741
Euro Bond	93	September-2013	17,616,365	(109,940)
FTSE 100 Index	114	September-2013	11,382,960	575,500
Gas Oil	19	October-2013	1,734,225	(2,499)
Gasoline Reformulated Blendstock Oxygenate Blending	25	September-2013	3,146,115	(38,449)
Hang Seng Index	41	August-2013	5,779,205	12,172
Japanese 10 Year Bonds	12	September-2013	17,605,884	73,956
LME Aluminum	39	September-2013	1,736,963	(104,261)
Long Gilt	101	September-2013	17,313,428	(635,023)
Russell 2000 Index Mini	103	September-2013	10,741,870	591,619
Topix Tokyo Price Index	112	September-2013	12,877,311	365,317
U.S. Treasury 20 Year Bonds	93	September-2013	12,467,813	(724,329)
WTI Crude	43	January-2014	4,313,760	250,128
Total Futures Contracts				$102,734
(a)	Futures collateralized by $7,490,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Aggressive Allocation Fund

Long Swap Agreements	Counterparty	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to Barclays Optimal Copper Excess Return Swap and pay the product of (i) 0.33% of the Notional value multiplied by (ii) days in the period divided by 365	Barclays Capital Inc.	11,800	May-2014	$6,506,456	$(42,799)
Receive a return equal to the Canada 10 Year Bond Futures multiplied by the number of index units multiplied by 1,000	Bank of America Securities LLC	37	September-2013	4,739,387	(186,297)
Receive a return equal to the Canada 10 Year Bond Futures multiplied by the number of index units multiplied by 1,000	Bank of America Securities LLC	29	September-2013	3,714,654	(6,467)
Receive a return equal to CIBC Silver Index and pay the product of (i) 0.11% of the Notional Value multiplied by (ii) days in the period divided by 365	CIBC World Markets Corp.	36,500	February-2014	4,452,423	(73,179)
Receive a return equal to the Eurex Euro Bund Futures multiplied by 0.01% of the Notional Value	Goldman Sachs & Co.	47	September-2013	8,902,894	(60,867)
Receive a return equal to Goldman Sachs Alpha Basket B472 Excess Return Strategy and pay the product of (i) 0.60% of the Notional Value multiplied by (ii) days in the period divided by 365	Goldman Sachs & Co.	5,520	April-2014	2,905,591	(25,849)
Receive a return equal to J.P. Morgan Bespoke Agriculture Core Commodity (JMAB 165E) Index and pay the product of (i) 0.49% of the Notional Value multiplied by (ii) days in the period divided by 365	J.P. Morgan Securities Inc.	11,140	October-2013	7,437,713	(225,451)
Receive a return equal to the LIFFE Long Gilt Futures multiplied by the number of index units multiplied by 1,000	Bank of America Securities LLC	25	September-2013	4,285,502	(170,201)
Receive a return equal to the LIFFE Long Gilt Futures multiplied by 0.01% of the Notional Value	Goldman Sachs & Co.	10	September-2013	1,714,201	(69,580)
Receive a return equal to Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Value multiplied by (ii) days in the period divided by 365	Bank of America Securities LLC	13,260	February-2014	2,146,609	152,659
Receive a return equal to Cargill Agriculture Monthly Rebalance Commodity Excess Return Index and pay the product of (i) 0.52% of the Notional Value multiplied by (ii) days in the period divided by 365	MF Global Inc.	2,370	December-2013	1,448,264	(35,737)
Receive a return equal to S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Value multiplied by (ii) days in the period divided by 365	J.P. Morgan Securities Inc.	59,550	October-2013	6,710,689	(121,934)
Total Swap Agreements					$(865,702)

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Aggressive Allocation Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2013

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Aggressive Allocation Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VI Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Invesco Balanced-Risk Aggressive Allocation Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities - The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

Invesco Balanced-Risk Aggressive Allocation Fund

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
F.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Invesco Balanced-Risk Aggressive Allocation Fund

F.	Swap Agreements – (continued)

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

G.	Other Risks -The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

H.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.
I.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	– Prices are determined using quoted prices in an active market for identical assets.
Level 2	– Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	– Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Balanced-Risk Aggressive Allocation Fund

The following is a summary of the tiered valuation input levels, as of July 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Money Market Funds	$41,174,995	$ —	$—	$41,174,995

U.S. Treasury Securities	—	92,518,309	—	92,518,309

	$41,174,995	$92,518,309	$—	$133,693,304

Futures*	102,734	—	—	102,734

Swap Agreements*	(493,412)	(372,290)	—	(865,702)

Total Investments	$40,784,317	$92,146,019	$—	$132,930,336

*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2013:

	Value

Risk Exposure/ Derivative Type	Assets	Liabilities

Commodity risk
Futures contracts (a)	$474,164	$(145,209)

Swap agreements (a)	152,659	(524,949)

Interest rate risk
Futures contracts (a)	73,956	(2,685,191)

Swap agreements (a)	—	(493,412)

Market risk
Futures contracts (a)	2,385,014	—

(a)	Includes cumulative appreciation (depreciation) of futures contracts and swap agreements.

Effect of Derivative Investments for the period February 25, 2012 (commencement date) to July 31, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations

	Futures*	Swap Agreements*

Realized Gain (Loss)
Commodity risk	$(992,290)	$(4,729,564)

Interest rate risk	2,310,896	305,801

Market risk	2,254,760	—

Change in Unrealized Appreciation (Depreciation)
Commodity risk	328,955	(372,290)

Interest rate risk	(2,611,235)	(493,412)

Market risk	2,385,014	—

Total	$3,676,100	$(5,289,465)

*	The average notional value of futures contracts and swap agreements outstanding during the period was $185,728,711 and $58,988,841, respectively.

Invesco Balanced-Risk Aggressive Allocation Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period February 25, 2013 (commencement date) to July 31, 2013 was $0 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$2,770

Aggregate unrealized (depreciation) of investment securities	—

Net unrealized appreciation of investment securities	$2,770

Cost of investments is the same for tax and financial reporting purposes.

Invesco Balanced-Risk Aggressive Allocation Fund

Item 2. Controls and Procedures.

(a)	As of August 13, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 13, 2013, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:         Invesco Securities Trust

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	September 27, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	September 27, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	September 27, 2013

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.